Exhibit 10.1

AMENDMENT NO. 2

TO

LOAN AND SECURITY AGREEMENT

This Amendment No. 2 to Loan and Security Agreement (this “Amendment”) is dated as of December 12, 2016 and is entered into by and among (a) (i) PARATEK PHARMACEUTICALS, INC. (“Inc.”), a Delaware corporation, (ii) PARATEK PHARMA, LLC, a Delaware limited liability company (“LLC” and, together with Inc., hereinafter collectively referred to as the “Borrower”) and (iii) each of its subsidiaries (hereinafter collectively referred to as the “Borrower”), (b) (i) HERCULES TECHNOLOGY II, L.P., a Delaware limited partnership, (ii) HERCULES TECHNOLOGY III, L.P., a Delaware limited partnership, and (iii) the several banks and other financial institutions or entities from time to time parties to this Agreement (collectively, referred to as “Lender”) and (c) HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent for itself and the Lender (in such capacity, the “Agent”).  Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

Recitals

A.Borrower, Agent and Lender have entered into that certain Loan and Security Agreement dated as of September 30, 2015, as amended by that certain Amendment No. 1 to Loan and Security Agreement dated as of November 10, 2015, among Borrower, Agent and Lender (as amended, and as may be further amended, restated, amended and restated, supplemented or otherwise modified, the “Loan Agreement”), pursuant to which Lender has agreed to extend and make available to Borrower certain advances of money.

B.Borrower and Lender have agreed to amend the Loan Agreement upon the terms and conditions more fully set forth herein.

Agreement

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1.Amendments.

1.1The Loan Agreement shall be amended by deleting the following text appearing in Recital A: “Forty Million Dollars ($40,000,000)” and inserting in lieu thereof the following: “Fifty Million Dollars ($50,000,000)”.

1.2The Loan Agreement shall be amended by inserting the following new definitions to appear in proper alphabetical order in Section 1.1 thereof (Definitions and Rules of Construction):

““Additional Draw Period” means the period commencing upon the Additional Draw Period Commencement Date and ending on the earlier to occur of (a) September 15, 2017, and (b) an Event of Default.

“Additional Draw Period Commencement Date” is the date that Agent in its reasonable discretion determines that Borrower has completed a second Phase III clinical evaluation of Omadacycline in patients with acute bacterial skin and skin structure infections or in patients with community acquired bacterial pneumonia that is supportive of Borrower making a NDA filing with the Food and Drug Administration.

“Additional Warrants” means those certain Warrant Agreements by and between Inc. and each Lender in substantially the forms attached as Exhibit A and Exhibit B hereto, collectively representing the right of such Lenders to purchase a number of shares of common stock of Inc. equal to (a) one and one quarter of one percent (1.25%) of the amount of the Third Term Loan Advance, divided by (b) the arithmetic mean of Inc.’s daily closing price per share for the ten (10) trading days immediately preceding the funding date of the Third Term Loan Advance, and exercisable for a period of five (5) years from the date of issuance thereof.

“Second Amendment Closing Date” means December 12, 2016.

“Second Amendment Facility Charge” means Four Hundred Twenty-Five Thousand Dollars ($425,000.00).

“Third Term Loan Advance” has the meaning given to it in Section 2.1(a).”

1.3The Loan Agreement shall be amended by deleting the following definitions appearing in Section 1.1 thereof (Definitions and Rules of Construction) and inserting in lieu thereof the following:

““Amortization Date” means January 1, 2019.

“Warrants” means (i) the Warrant Agreement dated as of even date hereof by and between Hercules Technology II, L.P. and Inc., (ii) the Warrant Agreement dated as of even date hereof by and between Hercules Technology III, L.P. and Inc., (iii) the Warrant Agreement dated as of the Second Amendment Closing Date by and between Hercules Technology II, L.P. and Inc., (iv) the Warrant Agreement dated as of the Second Amendment Closing Date by and between Hercules Technology III, L.P. and Inc., and (v) the Additional Warrants, if any, in each case, as may be amended, restated or modified from time to time.”

1.4The Loan Agreement shall be amended by deleting Section 2.1(a) thereof (Advances) in its entirety and inserting in lieu thereof the following:

“(a)Advances.  Subject to the terms and conditions of this Agreement, Lender will severally (and not jointly) make, in an amount not to exceed its respective Term Commitment, and Borrower agrees to draw, one (1) Term Loan Advance in an amount of at least Fifteen Million Dollars ($15,000,000) on the Closing Date (the “First Term Loan Advance”).  Subject to the terms and conditions of this Agreement, during the Draw Period, Lender will severally (and not jointly) make, in an amount not to exceed its respective Term Commitment, and Borrower may request, additional Term Loan Advances in an aggregate amount of up to the Second Term Loan Advance Amount (each, a “Second Term Loan Advance” and collectively, the “Second Term Loan Advances”).  Subject to the terms and conditions of this Agreement, during the Additional Draw Period, and concurrently with the issuance by Inc. to Lender of the Additional Warrant, Lender will severally (and not jointly) make, in an amount not to exceed its respective Term Commitment, and Borrower may request, one (1) additional

Term Loan Advance in an aggregate amount equal to Ten Million Dollars ($10,000,000) (the “Third Term Loan Advance”).  The First Term Loan Advance, the Second Term Loan Advances and the Third Term Loan Advance are hereinafter referred to singly as the “Term Loan Advance” and collectively as the “Term Loan Advances.”  Each Term Loan Advance shall be in a minimum amount of at least Ten Million Dollars ($10,000,000).  The aggregate outstanding Term Loan Advances shall not exceed the Maximum Term Loan Amount.  Proceeds of any Term Loan Advance shall be deposited into an account that is subject to a first priority perfected security interest in favor of Agent perfected by an Account Control Agreement.”

1.5The Loan Agreement shall be amended by deleting the first sentence of Section 2.4 thereof (Prepayment) in its entirety and inserting in lieu thereof the following:

“At its option upon at least seven (7) Business Days prior notice to Agent, Borrower may prepay all or any portion, of the outstanding Advances (in increments of Five Million Dollars ($5,000,000)) by paying the entire principal balance (or portion thereof), all accrued and unpaid interest with respect to the principal balance being prepaid, together with a prepayment charge equal to the following percentage of the Advance amount: subject to the second succeeding sentence, if such Advance amounts are prepaid prior to January 1, 2019, two percent (2.0%) of the then outstanding principal amount of the Advances being prepaid; and on or after January 1, 2019, zero percent (0.0%) of the then outstanding principal amount of the Advances being prepaid (each, a “Prepayment Charge”).

1.6The Compliance Certificate appearing as Exhibit F is hereby amended and restated in its entirety with the Compliance Certificate appearing as Schedule 1 hereto.

1.7Schedule 1.1 is hereby amended and restated in its entirety with the Schedule 1.1 appearing as Schedule 2 hereto.

2.Borrower’s Representations And Warranties.  Borrower represents and warrants that:

2.1Immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date, after giving effect in all cases to any standard(s) of materiality contained in the Loan Agreement as to such representations and warranties and (ii) no Event of Default has occurred and is continuing with respect to which Borrower has not been notified in writing by Agent or Lender.

2.2Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment.

2.3The certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Agent and/or Lender on the Closing Date remain true,

accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect.

2.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower.

2.5This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

2.6As of the date hereof, it has no defenses against the obligations to pay any amounts under the Obligations.  Borrower acknowledges that each of Agent and Lender has acted in good faith and has conducted in a commercially reasonable manner its relationships with Borrower in connection with this Amendment and in connection with the Loan Documents.

Borrower understands and acknowledges that each of Agent and Lender is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

3.Limitation.  The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Agent and/or Lender may now have or may have in the future under or in connection with the Loan Agreement (as amended hereby) or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof.  Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

4.Effectiveness.  This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

4.1Amendment.  Borrower, Agent and Lender shall have duly executed and delivered this Amendment to Lender and such other documents as Agent may reasonably request.

4.2Warrant.  Each Lender shall have received the Warrant to which it is a party that is dated as of the Second Amendment Closing Date.

4.3Borrowing Resolutions.  A certified copy of resolutions of Inc.’s Board evidencing approval of (i) this Amendment and other transactions evidenced by the Loan Documents; and (ii) the Warrants issued in connection with this Amendment and the transactions evidenced thereby.

4.4Certificates of Good Standing.  A certificate of good standing for each Borrower from its state of incorporation and similar certificates from all other jurisdictions in which such Borrower does business and where the failure to be qualified would have a Material Adverse Effect.

4.5Second Amendment Facility Charge.  Borrower shall have paid to Agent the Second Amendment Facility Charge.

4.6Payment of Lender Expenses.  Borrower shall have paid all reasonable and invoiced Lender expenses (including all reasonable attorneys' fees and reasonable expenses) incurred through the date of this Amendment (which reasonable attorneys’ fees (exclusive of reasonable expenses) for the documentation and negotiation of this Amendment, as of the date of this Amendment, shall not exceed Fifteen Thousand Dollars ($15,000.00) to the extent that there are no more than two (2) turns of this Amendment in the negotiation process).

5.Counterparts.  This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument.  All counterparts shall be deemed an original of this Amendment.  This Amendment may be executed by facsimile, portable document format (.pdf) or similar technology signature, and such signature shall constitute an original for all purposes.

6.Incorporation By Reference.  The provisions of Section 11 of the Loan Agreement shall be deemed incorporated herein by reference, mutatis mutandis.

[Signature Page Follows]

In Witness Whereof, the parties have duly authorized and caused this Amendment to be executed as of the date first written above.

BORROWER:

PARATEK PHARMACEUTICALS, INC.

Signature:	/s/ Douglas W. Pagán

Print Name:	Douglas W. Pagán

Title:	Chief Financial Officer

PARATEK PHARMA, LLC.

Signature:	/s/ Douglas W. Pagán

Print Name:	Douglas W. Pagán

Title:	Chief Financial Officer

Accepted in Palo Alto, California:

AGENT:

HERCULES CAPITAL, INC.

Signature:	/s/ Zhuo Huang

Print Name:	Zhuo Huang

Title:	Associate General Counsel

LENDER:

HERCULES TECHNOLOGY II, L.P.,
a Delaware limited partnership

By: Hercules Technology SBIC Management, LLC,
its General Partner

By: HERCULES CAPITAL, INC.,
its Manager

Signature:	/s/ Zhuo Huang

Print Name:	Zhuo Huang

Title:	Associate General Counsel

HERCULES TECHNOLOGY III, L.P.,
a Delaware limited partnership

By: Hercules Technology SBIC Management, LLC,
its General Partner

By: HERCULES CAPITAL, INC.,
its Manager

Signature:	/s/ Zhuo Huang

Print Name:	Zhuo Huang

Title:	Associate General Counsel

Schedule 1

EXHIBIT F

COMPLIANCE CERTIFICATE

Hercules Capital, Inc.
400 Hamilton Avenue, Suite 310
Palo Alto, CA 94301

Reference is made to that certain Loan and Security Agreement dated September 30, 2015 and the Loan Documents (as defined therein) entered into in connection with such Loan and Security Agreement all as may be amended from time to time (hereinafter referred to collectively as the “Loan Agreement”) by and among Hercules Capital, Inc., the several banks and other financial institutions or entities from time to time party thereto (collectively, the “Lender”) and Hercules Capital, Inc., as agent for the Lender (the “Agent”) and Paratek Pharmaceuticals, Inc. and Paratek Pharma, LLC (individually and collectively, jointly and severally, the “Borrower”) as Borrower. All capitalized terms not defined herein shall have the same meaning as defined in the Loan Agreement.

The undersigned is an Officer of Borrower, knowledgeable of all Borrower financial matters, and is authorized to provide certification of information regarding Borrower; hereby certifies, in such capacity, that in accordance with the terms and conditions of the Loan Agreement, except as set forth below, (i) Borrower is in compliance for the period ending ___________ of all covenants, conditions and terms and (ii) hereby reaffirms that all representations and warranties contained therein are true and correct on and as of the date of this Compliance Certificate with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, after giving effect in all cases to any standard(s) of materiality contained in the Loan Agreement as to such representations and warranties.  Attached are the required documents supporting the above certification.  The undersigned further certifies that these are prepared in accordance with GAAP (except for the absence of footnotes with respect to unaudited financial statement and subject to normal year end adjustments) and are consistent from one period to the next except as explained below.

EXCEPTION(S):

REPORTING REQUIREMENT	REQUIRED	CHECK IF ATTACHED
Interim Financial Statements	Monthly within 30 days
Interim Financial Statements	Quarterly within 45 days
Audited Financial Statements	FYE within 90 days

FINANCIAL COVENANT	REQUIRED	ACTUAL
Liquidity

Lesser of (i) one (1) times the outstanding Secured Obligations of Borrower to Lender or (ii) one hundred percent (100%) of all cash of Borrower and its Subsidiaries (other than cash held in (a) Excluded Accounts or (b) other accounts in an aggregate amount not in excess of One Hundred Thousand Dollars ($100,000.00)).

INELIGIBLE SUBSIDIARIES
Name of Ineligible Subsidiary	Value of Assets	Annual Revenue

		Depository AC #	Financial Institution	Account Type (Depository / Securities)	Last Month Ending Account Balance	Purpose of Account
BORROWER Name/Address:
1
2
3
4
5
6
7

BORROWER SUSIDIARY / AFFILIATE COMPANY Name/Address
1
2
3
4
5
6
7

Very Truly Yours,

PARATEK PHARMACEUTICALS, INC.
By:
Name:
Title:

PARATEK PHARMA, LLC
By:
Name:
Title:

Schedule 2

SCHEDULE 1.1

COMMITMENTS

LENDER	TERM COMMITMENT
HERCULES TECHNOLOGY II, L.P.	$25,000,000
HERCULES TECHNOLOGY III, L.P.	$25,000,000
TOTAL COMMITMENTS	$50,000,000